================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 21, 1999
                (Date of earliest event reported): June 15, 1999



                        MELITA INTERNATIONAL CORPORATION
                (Exact name of Company specified in its charter)



            GEORGIA                        0-22317                       58-1378534
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
incorporation or organization)



                          5051 PEACHTREE CORNERS CIRCLE
                                 NORCROSS, GEORGIA                  30092-2500
                     (Address of principal executive offices)        (Zip Code)



                                 (770) 239-4000
                (Company's telephone number, including area code)




===============================================================================

ITEM 5.   OTHER EVENTS

On June 15, 1999, Melita International Corporation announced the execution of a definitive agreement to acquire eShare Technologies, Inc. A copy of the press release announcing this event is attached as Exhibit 99.1 and incorporated herein.

Also, on June 15, 1999, Melita International Corporation announced the acquisition of smallwonder! Softworks, Inc. in a cash transaction which falls below the required reporting threshold of Item 2 of this Form and Rules 3-05 and 11-01 of Regulation S-X. A copy of the press releases announcing this event is attached as Exhibit 99.2 and incorporated herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

a) Not Applicable

b) Not Applicable

c) Exhibits:  99.1 - Press Release Regarding eShare Technologies, Inc.
              99.2 - Press Release Regarding smallwonder! Softworks, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MELITA INTERNATIONAL CORPORATION

                                      /s/ Dan K. Lowring
                                      -----------------------------------------
                                      DAN K. LOWRING
                                      Vice President, Administration,
                                      Chief Financial Officer

Date:    June 21, 1999

                                  EXHIBIT INDEX

Exhibit                                                                Page No.
-------                                                                --------

99.1                       Press Release Regarding                          5
                           eShare Technologies, Inc.

99.2                       Press Release Regarding                          7
                           smallwonder! Softworks, Inc.